UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)	January 21, 2004
Commission File Number:	000-10849
Allegiant Bancorp, Inc. (Exact name of registrant as specified in its charter)
Missouri (State of other jurisdiction of incorporation or organization)	43-1262037 (IRS Employer Identification No.)
10401 Clayton Road, St. Louis, MO (Address of principal executive offices)	63131 (Zip Code)
(314) 692-8800 (Registrants telephone number, including area code)

Item 12.   Results of Operation and Financial Condition

              On January 21, 2004, Allegiant Bancorp, Inc. issued a press release announcing its preliminary results of operations for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. This Form 8-K, including Exhibit 99.1 attached hereto, are being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGIANT BANCORP, INC.
Dated: January 23, 2004	By: /s/ Jeffrey S. Schatz Jeffrey S. Schatz, Executive Vice President and Chief Financial/Operations Officer